Employee Benefits	12 Months Ended
Dec. 31, 2020
Compensation Related Costs [Abstract]
Employee Benefits	Employee BenefitsThe full-time employees of the Company’s subsidiaries and the VIE that are incorporated in the PRC are entitled to staff welfare benefits including medical insurance, basic pensions, unemployment insurance, work injury insurance, maternity insurance and housing funds. These companies are required to contribute to these benefits based on certain percentages of the employees’ salaries in accordance with the relevant regulations and charge the amount contributed to these benefits to the consolidated statements of comprehensive loss. The total amounts charged to the consolidated statements of comprehensive loss for such employee benefits amounted to US$3,003,978, US$4,603,077 and US$4,714,418 for the years ended December 31, 2018, 2019 and 2020, respectively. The PRC government is responsible for the welfare and medical benefits and ultimate pension liability to these employees.